SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 11, 2006

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events
On August 11, 2006, TransTechnology Corporation (Amex: BZC) announced that the American Stock Exchange has listed the Company’s common stock under the trading symbol BZC. Shares of the Company’s common stock commenced trading on the American Stock Exchange on Monday, August 14, 2006.
Reference is made to the Company’s press release dated August 11, 2006, a copy of which is filed as Exhibit 99 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Exhibit	Description

99	Press Release of the Registrant issued August 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Vice President, Chief
Financial Officer and Treasurer

Date: August 14, 2006

3